UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) —February 14, 2008

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada
(State or other jurisdiction of incorporation or organization)	000-51686 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

NUCRYST Pharmaceuticals Corp.
50 Audubon Road
Wakefield, MA 01880
(Address of principal executive offices)
Registrant’s telephone number, including area code: (780) 992-5626
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
On February 14, 2008 NUCRYST Pharmaceuticals Corp. released its year end results of operations and financial conditions in the form of a Management’s Discussion & Analysis which is attached hereto at Exhibit 99.2.
Item 9.01   Financial Statements and Exhibits.
(d)	Exhibits

99.1	Consolidated Financial Statements as of and for the Year Ended December 31, 2007.

99.2	Management’s Discussion & Analysis of financial condition and results of operation as of and for the Year Ended December 31, 2007.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
	By:	/s/ Carol L. Amelio
Carol L. Amelio
DATE: February 14, 2008		Vice President, General Counsel and Corporate Secretary